Filed pursuant to Rule 497(e)
File Nos. 333-184477 and 811-22761

STONE RIDGE TRUST

STONE RIDGE 2035 TERM INCOME ETF

STONE RIDGE 2040 TERM INCOME ETF

STONE RIDGE 2045 TERM INCOME ETF

SUPPLEMENT DATED JANUARY 28, 2025

TO

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

JANUARY 2, 2025

Reverse Share Split

On January 28, 2025, the Board of Trustees (the “Board”) of Stone Ridge Trust approved a 1-for-11 reverse share split for each of the Stone Ridge 2035 Term Income ETF, Stone Ridge 2040 Term Income ETF and Stone Ridge 2045 Term Income ETF (together, the “ETFs”). The reverse share splits are scheduled to occur after the market close on January 31, 2025, with shares being offered on a split-adjusted basis beginning on February 3, 2025. Shareholders of record in an ETF at the close of business on January 31, 2025 will participate in the reverse share split. As a result of the reverse share split, every eleven (11) of each ETF’s outstanding shares (or fractions thereof) will automatically and without any action on the part of shareholders be converted into one (1) share, with shareholders receiving cash for any fractional shares. The reverse share split will decrease each ETF’s shares outstanding by a factor of eleven and increase the net asset value (“NAV”) per share by a proportional amount.

In addition, following the reverse share split, the intended distribution amount per share for each ETF will change to $0.8333 per outstanding share per month, or $10.00 per share per year.

The following table shows the effect of a hypothetical 1-for-11 reverse share split on a shareholder’s investment (actual NAV per share, shares owned and total value may vary).

Period	# of Shares Owned	Hypothetical NAV per share	Total Value (Based on Hypothetical NAV per share)
Pre-Split	110	$10.00	$1,100.00
Post-Split	10	$110.00	$1,100.00

While the number of outstanding shares will decrease, the reverse share split will not affect an ETF’s portfolio holdings, its aggregate net asset value or the total dollar value of shareholders’ investments in the ETF. In addition, the reverse share split is not a taxable event and will not affect any shareholder’s rights, preferences and privileges associated with an ETF’s shares.

Special Distributions

On January 28, 2025, the Board also approved a special distribution by each ETF, which is estimated as of the date of this prospectus supplement to be equal to the amount per share (post-split) specified in the table below. The record date for each special distribution will be February 6, 2025 and each special distribution will be paid on February 7, 2025. Shareholders of record in an ETF at the close of business on February 6, 2025 will participate in the special distribution.

ETF	Estimated Special Distribution Amount per Share (Post-Split)
Stone Ridge 2035 Term Income ETF	$2.4776
Stone Ridge 2040 Term Income ETF	$6.4961
Stone Ridge 2045 Term Income ETF	$9.7949

Name Change

Finally, on January 28, 2025, the Board approved new names for each ETF. Effective as of February 3, 2025, each ETF’s name will be changed as shown in the table below.

Current Name	New Name (Effective February 3, 2025)
Stone Ridge 2035 Term Income ETF	LifeX 2035 Term Income ETF
Stone Ridge 2040 Term Income ETF	LifeX 2040 Term Income ETF
Stone Ridge 2045 Term Income ETF	LifeX 2045 Term Income ETF

Please retain this Supplement with your records for future reference.